Business combinations	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Disclosure of business combinations [text block]
4.
Business combinations
4.1.
Acquisition of Weni

On August 29, 2024, VTEX acquired 100% of the shares of Weni, a privately held company specializing in communication automation solutions and chatbots, to enhance its customer engagement and operational automation capabilities. The Company's consolidated financial statements include the results of Weni for the period from the acquisition date.

a)
Consideration transferred

The purchase price includes an initial cash consideration of US$3,016, as well as a long-term fixed installment of US$972. The acquisition agreement features potential additional payment based on the achievement of specific performance targets and the continued employment of key executives over the next three years. As these additional payments fall outside the scope of the business combination, they are recognized as employee benefit expenses in profit or loss over the applicable service period. The total amount of expenses outside the scope of the business combination recognized in the year ended December 31, 2024 was US$644.

The table below represents the purchase price allocation to total identifiable intangible assets acquired and net liabilities assumed based on their respective estimated fair values.

Fair value of net tangible assets and liabilities:	Thousands of US$
Cash and cash equivalents	97
Trade receivables	1,525
Other current and non-current assets	73
Property and equipment	45
Accounts payable	(1,004)
Other current and non-current liabilities	(704)
Fair value of identifiable intangible assets (i)	1,115
Goodwill (ii)	2,906
Total consideration	4,053

(i) The intangible assets acquired comprises of:

Asset	Valuation Methodology	Estimated Fair Value in thousands of U.S. dollars	Estimated useful life in years
Customer relationship	With or without method	878	8.5
Software	Multi-Period Excess Earnings	237	5.9

(ii) The goodwill is attributable to the workforce and synergies of the acquired business. At the acquisition date, goodwill is not deductible for tax purposes. The Group has a plan to merge Weni into VTEX Brazil in 2025, therefore no deferred tax is recognized. According to Brazilian tax legislation, the expenses related to Goodwill and other intangibles acquired in a business combination are deductible for tax purposes only after the merger.

Acquired receivables

The fair value of acquired trade receivables was US$1,525. The gross contractual amount for trade receivables due is US$1,557, with a loss allowance of US$32 recognized on acquisition.

Revenue contribution

The acquired business contributed revenues of US$1,204 and a net profit of US$114 to the Group from August 29, 2024, to December 31, 2024. The revenue of Weni for the current reporting period as though the acquisition date for the business combination that occurred during the period had been as of the beginning of the annual reporting period would be US$5,542 and a net profit of US$423.

b)
Purchase consideration cash outflow

Outflow of cash to acquire subsidiary, net of cash acquired	Thousands of US$
Cash consideration	3,016
Less: Balances acquired
Cash	(97)
Net outflow of cash – investing activities	2,919

4.2.
Accounts payable from acquisition of subsidiaries

The breakdown of accounts payable from acquisition of subsidiaries is as follows:

December 31, 2024
Fixed installment - cash	29
Current	29

Fixed installment - cash	943
Non-current	943

Total	972

4.3.
Changes in balance payable from acquisition of subsidiaries

	2024	2023
Opening balance on January 1	—	299
Addition due to acquisition - installments	4,053	—
Payments of principal/finance charges - installments	(3,016)	—
Earn-out adjustment	—	(299)
Accrued interest and others	29	—
Exchange differences	(94)	—
Closing balance on December 31	972	—